Exhibit 99.1

Maison Solutions Inc. Announces Strategic Collaboration with SupplyAi and MiniMax to Explore AI-Native Food Supply Chain Solutions

MONTEREY PARK, Calif. June 9, 2026 — Maison Solutions Inc. (Nasdaq: MSS) (“Maison Solutions” or the “Company”), a specialty grocery retailer offering traditional Asian food and merchandise to U.S. consumers, today announced a strategic collaboration with SupplyAi, an AI-native product company focused on the physical food supply chain, and MiniMax, a leading global artificial intelligence company with multimodal and agentic AI capabilities, to explore AI-native solutions for the North American food retail and supply chain industry.

The contemplated collaboration is intended to allow the parties to explore AI solutions for food supply chain operators in North America, with a goal of supporting workflow automation, operational visibility, data-driven decision-making, customer enablement, and commercialization readiness across retail, wholesale, procurement, inventory, logistics, and related operating workflows.

The Company believes the food supply chain industry is entering a significant technology upgrade cycle, with growing opportunities to apply AI-driven automation, data intelligence, and workflow optimization across retail, wholesale, procurement, inventory, logistics, and customer-facing operations. By combining Maison Solutions’ operating experience, customer relationships, and market access with SupplyAi’s vertical AI product development capabilities and MiniMax’s technical and integration support, the parties intend to explore practical AI applications that move beyond traditional chatbot-style tools and become embedded into daily operating workflows.

MiniMax’s models are purpose-built for long-context tasks, multimodal reasoning, and enterprise-grade deployment across text, audio and video. These capabilities align directly with the ordering, procurement, sales operations and inventory workflows the collaboration intends to address.

The contemplated collaboration is expected to focus on:

●	Multimodal Workflows: Exploring the use of voice, image, text, and structured business data to support more natural and efficient interactions across ordering, product inquiry, inventory review, and customer communication.

●	AI-Native Food Supply Chain Operations: Evaluating AI-native workflows for procurement, inventory management, logistics, sales operations, customer service, product data management, and margin analysis.

●	Real-Time Decision Support: Developing tools designed to help operators analyze product movement, sales performance, margin trends, purchasing needs, customer demand, and operational risks.

●	Permissioned AI Agent Workflows: Exploring enterprise-grade AI agents that can operate across departments under appropriate permissions, supervision, and governance.

●	Robotics and Physical Automation: Assessing potential applications of robotics, computer vision, sensor-based data collection, and physical automation to support warehouse operations, inventory monitoring, product movement, and other real-world supply chain workflows.

●	Commercial Deployment Readiness: Assessing potential pilot programs, customer enablement initiatives, channel development, and go-to-market opportunities across the North American food supply chain ecosystem.

Under the non-binding framework, Maison Solutions will serve as a strategic supporter and ecosystem enabler, providing business resources, channel support, and broader strategic support relevant to the introduction and implementation of AI products in targeted markets. SupplyAi will serve as the dedicated AI product team, focusing on product development, solution design, commercialization planning, and marketing promotion of the contemplated AI offerings. MiniMax will contribute its frontier AI model capabilities and agentic infrastructure to the collaboration, enabling the technical foundation for AI-native workflows across the contemplated supply chain solutions.

“We believe artificial intelligence can become an important tool for improving efficiency, visibility, and decision-making across the food supply chain,” said John Xu, Chief Executive Officer of Maison Solutions. “Maison Solutions has operating experience, customer relationships, and market access in Asian food retail and related supply chain channels. Through this contemplated collaboration with SupplyAi and MiniMax, we intend to explore how AI technologies may be applied to real operating environments in a disciplined, practical, and commercially meaningful manner. This framework also reflects our broader interest in evaluating technology that can support the next stage of operational efficiency and supply chain resilience. We believe AI-native tools may help food retailers and supply chain operators better understand demand, manage inventory, support customers, and make faster business decisions at scale.”

“SupplyAi is not building another generic enterprise chatbot,” said Tim Zhang, Chief Technology Officer of SupplyAi. “We are building an AI-native ecosystem designed to understand real food supply chain workflows, connect business data with AI decision-making, and support physical execution across ordering, procurement, inventory, sales, and operations. By improving demand visibility, inventory planning, and product movement analysis, we believe SupplyAi can help operators reduce inefficiencies, minimize avoidable waste, and make better use of inventory across the food supply chain. We also believe MiniMax-enabled multimodal and agentic AI capabilities can become highly relevant to this sector when they are adapted to real operating environments.”

“We have seen meaningful demand for AI capabilities that go beyond surface-level automation and operate inside real business workflows,” said Morgan Suo, Head of U.S. Business Development, MiniMax. “The food supply chain represents exactly the kind of high-complexity, data-intensive environment where multimodal and agentic AI can create genuine operational value. We are thrilled to bring our technology to this collaboration and help translate frontier AI capabilities into practical tools for food retailers and operators across North America.”

The collaboration framework described in this press release is not legally binding and does not bind any party to provide funding, services, commercial commitments, exclusivity, or any definitive transaction. Any actual project, pilot, proof of concept, technical integration, commercial deployment, joint offering, licensing arrangement, data-sharing arrangement, or other definitive arrangement would require separate written agreements negotiated and executed by the relevant parties.

About Maison Solutions Inc.

Maison Solutions Inc. is a U.S.-based specialty grocery retailer offering traditional Asian food and merchandise, particularly to members of Asian-American communities. The Company is committed to providing Asian fresh produce, meat, seafood, and other daily necessities in a manner that caters to traditional Asian-American family values and cultural norms, while also accounting for the new and faster-paced lifestyle of younger generations and the diverse makeup of the communities in which the Company operates. Since its formation in 2019, the Company has acquired equity interests in four traditional Asian supermarkets in the Los Angeles, California area, operating under the brand name HK Good Fortune, and three supermarkets in the Phoenix and Tucson, Arizona metro areas, operating under the brand name Lee Lee International For more information about Maison Solutions, please visit www.maisonsolutionsinc.com. Follow the Company on LinkedIn and X.

About SupplyAi

SupplyAi is an AI company building an AI-native ecosystem for the physical food supply chain. The company is developing vertical AI products designed to help food retailers, wholesalers, distributors, and operators manage ordering, purchasing, inventory, sales, product data, customer communication, margin analysis, and operational decision-making through AI-native workflows. SupplyAi’s long-term vision is to connect business data, AI agents, and physical execution across the food supply chain, with future expansion into automation and robotics-enabled operational workflows. For more information about Supplyai, please visit www.supplyaiusa.com. Follow the Company on LinkedIn and X.

About MiniMax

MiniMax is a global artificial intelligence company developing foundation models and multimodal AI technologies across text, audio, image, video, and other modalities. The company is focused on building advanced AI capabilities that support consumer and enterprise applications, including AI agents, speech and audio interaction, content generation, and developer-facing model access. MiniMax’s technology is designed to enable more natural, intelligent, and scalable human-AI interaction across a wide range of use cases. For more information about MiniMax, please visit www.minimax.io.

Forward-Looking and Cautionary Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements that are not historical facts and may address activities, events, or developments that the Company intends, expects, projects, plans, believes, or anticipates will or may occur in the future. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and assumptions that are difficult to predict. The Company’s actual results, performance, or achievements could differ materially from those expressed or implied by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the heading “Risk Factors” in Part I, Item 1A of the Company’s most recent Annual Report on Form 10-K and in Part II, Item 1A of the Company’s subsequent Quarterly Reports on Form 10-Q, as well as other filings with the Securities and Exchange Commission (“SEC”), copies of which are available at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

Investor Relations Contact: Maison Solutions Inc. | Email: info@maisonsolutionsinc.com

3